                    ACQUISITION OF ASSETS AND LIABILITIES OF

                             MONEY MARKET PORTFOLIO
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                        BLACKROCK MONEY MARKET PORTFOLIO
                                   a series of
                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                           PROSPECTUS/PROXY STATEMENT


                             DATED FEBRUARY 1, 2006


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Money Market Portfolio ("Money Market") for consideration at a Special Meeting of Shareholders to be held on March 14, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

     Subject to the approval of Money Market's shareholders, the Board of Trustees of Money Market has approved the proposed reorganization of Money Market into BlackRock Money Market Portfolio ("BlackRock Money Market"), a series of Metropolitan Series Fund, Inc. (the "Fund"). Money Market and BlackRock Money Market are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."


     The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Money Market's shares and at the Meeting will vote the shares of Money Market held in their separate accounts.


     As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Money Market that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Money Market, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Money Market. For simplicity, in this Prospectus/Proxy Statement:

     . "Record Holder" of Money Market refers to each Insurance Company which holds Money Market's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

     . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     .    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Money Market will be acquired by BlackRock Money Market in exchange for Class A shares of BlackRock Money Market and the assumption by BlackRock Money Market of the liabilities of Money Market (the "Reorganization"). If the Reorganization is approved, Class A shares of BlackRock Money Market will be distributed to each Record Holder in liquidation of Money Market, and Money Market will be terminated. You will then hold that number of full and fractional shares of BlackRock Money Market which have an aggregate net asset value equal to the aggregate net asset value of your shares of Money Market.

     Money Market is a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). BlackRock Money Market is a separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Money Market is substantially similar to that of BlackRock Money Market, as follows:

Portfolio                               Investment Objective
--------------------------------        ---------------------------------------

Money Market                            High current income, preservation
                                        of capital and liquidity.

BlackRock Money Market                  High level of current income consistent
                                        with preservation of capital.


The investment strategies for Money Market are similar to those for BlackRock Money Market. However there are some differences. BlackRock Money Market may purchase Rule 144A and other private placement securities that may be difficult to sell at a desired time and price due to a limited market for such securities. BlackRock Money Market may also invest in asset-backed securities. The principal risks of such securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. Money
Market may utilize credit enhancements. While such enhancements are designed to enhance credit quality of an instrument to eligible security status, they may expose the Portfolio to the credit risk of the entity providing the credit or liquidity enhancement. Thus, a change in the credit quality of the provider could affect the value of the security and the Portfolio's share price.


     This Prospectus/Proxy Statement explains concisely the information about BlackRock Money Market that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about Money Market:           How to Obtain this Information:
_______________________________           _______________________________

Prospectus of Money Market, dated         Copies are available upon request and
May 2, 2005, as supplemented              without charge if you:

Statement of Additional Information of
Money Market, dated May 2, 2005, as            .  Write to Money Market at the
supplemented                                      address listed on the cover
                                                  page of this Prospectus/Proxy
                                                  Statement; or
Annual Report of Money Market for the
fiscal year ended December 31, 2004

Semi-Annual Report of Money Market for         .  Call (800) 842-9368 toll-free.
the six-month period ended June 30,
2005

Information about BlackRock Money Market: How to Obtain this Information:
_________________________________________ _______________________________

Prospectus of the Fund relating to        A copy is available upon request and
BlackRock Money Market, dated May 1,      without charge if you:
2005, WHICH ACCOMPANIES THIS
PROSPECTUS/PROXY STATEMENT                     .  Write to the Fund at the
                                                  address listed on the cover
Statement of Additional Information of            page of this
the Fund relating to BlackRock Money              Prospectus/Proxy Statement; or
Market, dated May 1, 2005

Annual Report of the Fund relating to          .  Call (800) 638-7732 toll-free.
BlackRock Money Market for the fiscal
year ended December 31, 2004

Semi-Annual Report of the Fund relating
to BlackRock Money Market for the
six-month period ended June 30, 2005

Information about the Reorganization:     How to Obtain this Information:
_____________________________________     _______________________________


Statement of Additional Information       A copy is available upon request and
dated February 1, 2006, which             without charge if you:
relates to this Prospectus/Proxy
Statement and the Reorganization


                                               .  Write to the Fund at the
                                                  address listed on the cover
                                                  page of this Prospectus/Proxy
                                                  Statement; or

                                               .  Call (800) 638-7732 toll-free.

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, I.L. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.



     Information relating to Money Market contained in the Prospectus dated May 2, 2005 (SEC File No. 811-03274) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to BlackRock Money Market contained in the Prospectus of the Fund dated May 1, 2005 (SEC File No. 811-03618) also is incorporated by reference in this document. The Statement of Additional Information dated February 1, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of Money Market for the fiscal year ended December 31, 2004 and the six-month period ended June 30, 2005, financial statements of the Fund relating to BlackRock Money Market for the fiscal year ended December 31, 2004 and the six-month period ended June 30, 2005 and the pro forma financial statements of the Fund relating to BlackRock Money Market for the twelve month period ended June 30, 2005, is incorporated by reference in its entirety in this document.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

     AN INVESTMENT IN BLACKROCK MONEY MARKET THROUGH A CONTRACT:

     .    is not a deposit of, or guaranteed by, any bank

     . is not insured by the FDIC, the Federal Reserve Board or any other government agency

     .    is not endorsed by any bank or government agency

     . involves investment risk, including possible loss of the purchase payment of your original investment

The Portfolio attempts to maintain a stable net asset value of $100 per share, although there is no assurance that it will be successful in doing so.



                                TABLE OF CONTENTS


                                                                                                             Page
SUMMARY.........................................................................................................7
     Why  is the Reorganization being proposed?.................................................................7
     What are the key features of the Reorganization?...........................................................7
     After the Reorganization, what shares of BlackRock Money Market will I own?................................8
     How will the Reorganization affect me?.....................................................................8
     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?................................................................................9
     How do the Trustees recommend that I vote?.................................................................9
     How do the Portfolios' investment objectives, principal investment strategies and risks compare?...........9
     How do the Portfolios' fees and expenses compare?.........................................................11
     How do the Portfolios' performance records compare?.......................................................13
     Who will be the investment adviser of my Portfolio after the Reorganization?  What will the management and advisory fees be after the Reorganization?............................................................15
     What will be the primary federal tax consequences of the Reorganization?..................................17
RISKS..........................................................................................................17
     Are the risk factors for the Portfolios similar?..........................................................17
     What are the primary risks of investing in each Portfolio?................................................17
     Are there any other risks of investing in each Portfolio?.................................................19
INFORMATION ABOUT THE REORGANIZATION...........................................................................19
     Reasons for the Reorganization............................................................................19
     Agreement and Plan of Reorganization......................................................................21
     Federal Income Tax Consequences...........................................................................22
     Pro Forma Capitalization..................................................................................24
     Distribution of Shares....................................................................................25
     Purchase and Redemption Procedures........................................................................25
     Exchange Privileges.......................................................................................26
     Dividend Policy...........................................................................................26
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS................................................................27
     Form of Organization......................................................................................27
     Capitalization............................................................................................27
     Shareholder Liability.....................................................................................28
     Shareholder Meetings and Voting Rights....................................................................28
     Liquidation...............................................................................................29
     Liability and Indemnification of Trustees/Directors.......................................................29
VOTING INFORMATION CONCERNING THE MEETING......................................................................30
     Shareholder Information...................................................................................32
     Control Persons and Principal Holders of Securities.......................................................33
FINANCIAL STATEMENTS AND EXPERTS...............................................................................33
LEGAL MATTERS..................................................................................................34
ADDITIONAL INFORMATION.........................................................................................34
OTHER BUSINESS.................................................................................................34
EXHIBIT A  Form of Agreement and Plan of Reorganization........................................................A-1

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
            INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
          REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                          STATEMENT AND THE EXHIBITS.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Money Market's performance was lower than that of BlackRock Money Market's for the 5- and 10-year periods ending December 31, 2004. In addition, assuming the Reorganization occurs, BlackRock Money Market's total operating expenses, before expense waivers, are expected to be less than those of Money Market, also before expense waivers, since Money Market's expense waivers are not expected to be renewed. Therefore, the Trustees believe that the Reorganization is in the best interests of Money Market's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     . the transfer in-kind of all of the assets of Money Market to BlackRock Money Market in exchange for Class A shares of BlackRock Money Market;

     . the assumption by BlackRock Money Market of all of the liabilities of Money Market;

     . the liquidation of Money Market by distribution of Class A shares of BlackRock Money Market to Money Market's Record Holders; and

     . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about May 1, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF BLACKROCK MONEY MARKET WILL I OWN?

     If you own shares of Money Market, you will own Class A shares of BlackRock Money Market.

     The new shares you receive will have the same total value as your shares of Money Market, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

     It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

     . COST SAVINGS: As of June 30, 2005 Money Market's total operating expenses, before expense waivers, was .42%. Money Market's voluntary expense waivers are not expected to be renewed. Therefore, on a pro forma basis after the Reorganization, BlackRock Money Market's (Class A shares) total operating expenses, before expense waivers, are expected to be .41%, which are less than those of Money Market, before expense waivers.

     OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by BlackRock Money Market because it will have a greater level of assets. As of September 30, 2005, Money Market's total net assets were approximately $303 million, and BlackRock Money Market's total net assets were approximately $529 million.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in BlackRock Money Market after the Reorganization. After the Reorganization your Contract values will depend on the performance of BlackRock Money Market rather than that of Money Market. The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Money Market and BlackRock Money Market, pro rata, in accordance with their relative net assets.

     BlackRock Money Market will declare daily and pay dividends from net investment income monthly and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. Like Money Market, these dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of BlackRock Money Market.


WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of BlackRock Money Market. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.


HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees of Money Market, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the

     Reorganization would be in the best interest of the shareholders of Money Market, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Money Market.

              THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED
                                REORGANIZATION.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved the Plan on behalf of BlackRock Money Market.

HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     The investment objective of Money Market is substantially similar to, and the investment strategies of Money Market are similar to, those of BlackRock Money Market. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, and without shareholder approval.

     The following tables summarize the investment objectives and principal investment strategies of Money Market and BlackRock Money Market as set forth in their respective Prospectus and Statement of Additional Information.

                 MONEY MARKET

Investment       High current income, preservation of capital and liquidity.
Objective

Principal        Invests in high quality U.S. dollar denominated money market
Investment       instruments.
Strategies

                 May invest in U.S. government securities; repurchase agreements backed by U.S. government securities; short-term corporate securities; prime commercial paper, including variable rate master demand notes; and CDs and bankers' acceptances of FDIC-insured banks, including U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks.

                 BLACKROCK MONEY MARKET

Investment       High level of current income consistent with preservation of
Objective        capital.

Principal        Invests in the highest quality, short-term money market

Investment       instruments or in U.S. government securities.
Strategies

                 May invest in commercial paper and asset backed securities, including securities issued in Rule 144A or other private placement transactions, and may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates.

                 Dollar-weighted average portfolio maturity may not exceed 90 days.

                 May invest all of its assets in any one type of security.

     The principal risks of investing in BlackRock Money Market are similar to those of investing in Money Market. They include:

.. INTEREST-RATE RISK - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities.

.. CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligations on a timely basis.

.. FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

     Since Money Market and BlackRock Money Market have substantially similar investment objectives and similar investment strategies, it is not anticipated that the securities held by Money Market may be sold in significant amounts in order to comply with the policies and investment practices of BlackRock Money Market in connection with the Reorganization. If such sales occur, the transaction costs will be borne by BlackRock Money Market. Such costs are ultimately borne by the Portfolio's shareholders.

HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

     Money Market offers one class of shares. BlackRock Money Market offers three classes of shares (Class A, Class B and Class E shares). Only BlackRock Money Market's Class A shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "BlackRock Money Market (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the shares of Money Market and BlackRock Money Market set forth in the following tables and in the examples are based on the expenses for Money Market and BlackRock Money Market for the twelve-month period ended June 30, 2005. The amounts for Class A shares of BlackRock Money Market (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of BlackRock Money Market would have been for the twelve-month period ended June 30, 2005, had the Reorganization taken place as of July 1, 2004.

     The shares of Money Market and BlackRock Money Market are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

     Annual Portfolio Operating Expenses (expenses that are deducted from
     ____________________________________________________________________
     Portfolio assets)
     _________________


                                                                    BlackRock
                                               BlackRock            Money Market
                               Money Market    Money Market         (Pro Forma)
                               ------------    ------------         ------------
                                               Class A              Class A
                                               -------              -------

Management Fees                0.32%           0.35%                0.35%

Distribution and               None            None                 None
12b-1 Fees

Other Expenses                 0.10%*          0.08%                0.06%

Total Annual Portfolio         0.42%**         0.43%***             0.41%
Operating Expenses
(before Fee Waiver)

Fee Waiver                    (0.02%)**        0.00%***             (0.01%)

Total Annual Portfolio         0.40%           0.43%                0.40%
Operating Expenses
(after Fee Waiver)

* Other Expenses include a 0.06% administrative service fee the Money Market pays to The Travelers Insurance Company ("TIC").


** TIC has an expense cap agreement with the Money Market to limit Total Annual Fund Operating Expenses to 0.40%. TIC may terminate the agreement with 60 days' notice. Tic Intends To Terminate The Waiver On April 30, 2007.

*** For the period May 1, 2005 through April 30, 2007, MetLife Advisers, LLC, (the "Adviser") has contractually agreed to reduce the management fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Under certain circumstances, any fees waived or expenses reimbursed by the Adviser may, with the approval of the Fund's Board of Directors, be repaid to the Adviser.


     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Money Market versus BlackRock Money Market and BlackRock Money Market (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and the fee waiver agreement relating to BlackRock Money Market expires after one year. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

     THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

     EXAMPLES OF PORTFOLIO EXPENSES


                                         MONEY MARKET
                ----------------------------------------------------------------
                One Year       Three Years        Five Years        Ten Years
                --------       -----------        ----------        ---------
                $     41       $       133        $      233        $     528

                                    BLACKROCK MONEY MARKET
                ----------------------------------------------------------------
                One Year       Three Years        Five Years        Ten Years
                --------       -----------        ----------        ---------
Class A         $     44       $       138        $      241        $     542

                              BLACKROCK MONEY MARKET (PRO FORMA)
                ----------------------------------------------------------------
                One Year       Three Years        Five Years        Ten Years
                --------       -----------        ----------        ---------
Class A         $     41       $       131        $      229        $     517

HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

     The following charts show how the Class A shares of BlackRock Money Market and the shares of Money Market have performed in the past. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

     PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

     Year-by-Year Total Return (%)
     _____________________________

     The charts below show the percentage gain or loss for the shares of Money Market and the Class A shares of BlackRock Money Market for the last ten calendar years.

     These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the last ten years for Money Market and BlackRock Money Market, which periods may have occurred before your Contract began; accordingly, your investment results may differ. BlackRock Money Market Advisors, Inc. became BlackRock Money Market's investment adviser on February 1, 2005. Investment performance information prior to that date is attributable to the Portfolio's former investment advisers. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                  MONEY MARKET

4.2%     4.2%    5.0%    5.1%    5.0%    6.2%    3.7%     1.4%     0.8%    1.0%

95       96      97      98      99      00      01       02         03      04

                         High Quarter: 4th- 2000 + 1.6%
                      Low Quarter: 3rd & 4th - 2003 + 0.2%

                             BLACKROCK MONEY MARKET

5.6%     5.1%    5.3%    5.3%    5.0%    6.2%    4.0%     1.4%     0.8%    1.0%

95       96      97      98      99      00      01       02       03      04

                         High Quarter: 3rd- 2000 + 1.6%
                         Low Quarter: 2nd - 2004 + 0.2%

     The next set of tables lists the average annual total return of the shares of Money Market for the past one-, five- and ten-years (through December 31, 2004), and of Class A shares of BlackRock Money Market for the past one-, five- and ten-years (through December 31, 2004). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2004) (1)
_____________________________________________________________

                             1 Year Ended     5 Years Ended     10 Years Ended
                               12/31/04          12/31/04          12/31/04
                             ------------     -------------     --------------
MONEY MARKET                     1.0%              2.6%              3.7%
____________

91-Day Treasury Bill Rate        1.6%              2.7%              3.9%

                             1 Year Ended     5 Years Ended     10 Years Ended
                               12/31/04          12/31/04          12/31/04
                             ------------     -------------     --------------
BLACKROCK MONEY MARKET           1.0%              2.7%              3.9%
______________________

91-Day Treasury Bill Rate        1.6%              2.7%              3.9%
----------
(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

                                   ----------

     The 91-Day Treasury Bill Rate is the average of the bond equivalent rates of the 91-day Treasury Bills auctioned during the year or years ended December 31, 2004.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about BlackRock Money Market is also contained in management's discussion of BlackRock Money Market's performance which appears in the most recent Annual Report of the Fund relating to BlackRock Money Market.

WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

     Management of the Portfolios
     ____________________________

     The overall management of Money Market and of BlackRock Money Market is the responsibility of, and is supervised by, the Board of Trustees of Money Market and the Board of Directors of the Fund, respectively.

     Board Members
     _____________

     Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganization, one of the Board members of Money Market will serve as an Independent Board member of the Fund.

     Adviser
     _______

     MetLife Advisers, LLC (the "Adviser") is the investment adviser for BlackRock Money Market. The Adviser has contracted with the Subadviser to make the day-to-day investment decisions for BlackRock Money Market. The Adviser is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.

     Facts about the Adviser:

          .    The Adviser is an affiliate of MetLife.

          . The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $26.6 billion as of December 31, 2004.

          . The Adviser is located at 501 Boylston Street, Boston, Massachusetts 02116.

     Subadviser
     __________

     BlackRock Money Market Advisors, Inc. (the "Subadviser") is the subadviser to BlackRock Money Market. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

     Facts about the Subadviser:

          .    The Subadviser has been an investment manager since 1996.

          . The Subadviser is a wholly-owned subsidiary of BlackRock Money Market Inc., one of the largest publicly traded investment management firms in the U.S. with approximately $342 billion in assets under management as of December 31, 2004. BlackRock Money Market Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group.

          . The Subadviser is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

     As stated above, effective February 1, 2005, BlackRock Money Market Advisors, Inc. became the Subadviser to BlackRock Money Market, after shareholder approval, pursuant to a transaction whereby the parent of the Subadviser acquired the Portfolio's previous subadviser, State Street Research & Management Company. Prior to February 1, 2005, State Street Research & Management Company was a subsidiary of MetLife, Inc. The terms of the transaction provide that in addition to cash and stock received at the closing, MetLife, Inc. could in the future receive additional consideration contingent upon certain measures including increases in the assets of BlackRock Money Market. If the Reorganization is consummated, MetLife, Inc. may be entitled to additional compensation from affiliates of the Subadviser.

     Management Fees
     _______________

     BlackRock Money Market pays the Adviser a monthly investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion.

     For the period May 1, 2005 through April 30, 2006, the Adviser has contractually agreed to reduce this investment advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. For the year ended December 31, 2004, the Portfolio paid the Adviser an investment advisory fee of 0.35% of the Portfolio's average daily net assets.

     The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

     Subadvisory Fees
     ________________

     Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to BlackRock Money Market. The Portfolio does not pay a fee to the Subadviser.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

     Prior to or at the completion of the Reorganization, Money Market and BlackRock Money Market will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Money Market or its Record Holders for federal income tax purposes as a result of receiving shares of BlackRock Money Market in connection with the Reorganization. The holding period and aggregate tax basis of the shares of BlackRock Money Market that are received by the Record Holders of Money Market will be the same as the holding period and aggregate tax basis of the shares of Money Market previously held by such Record Holders, provided that such shares of Money Market are held as capital assets. In addition, the holding period and tax basis of the assets of Money Market in the hands of BlackRock Money Market as a result of the Reorganization will be the same as in the hands of Money Market immediately prior to the Reorganization, and no gain or loss will be recognized by BlackRock Money Market upon the receipt of the assets of Money Market in exchange for shares of BlackRock Money Market and the assumption by BlackRock Money Market of Money Market's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

RISKS

ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

     Yes. The risk factors are similar due to the substantially similar investment objectives and similar investment strategies of Money Market and BlackRock Money Market. The risks of BlackRock Money Market are described in greater detail in the Portfolio's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

                             Each of the Portfolios is subject to INTEREST RATE RISK.

MONEY MARKET                 Invests substantially all of its assets in fixed
                             income securities.

BLACKROCK MONEY MARKET       Invests substantially all of its assets in fixed
                             income securities.

     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio invests substantially all of its assets in debt securities, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's yield.

                             Each of the Portfolios is subject to CREDIT RISK.

MONEY MARKET                 Invests substantially all of its assets in fixed
                             income securities.

BLACKROCK MONEY MARKET       Invests substantially all of its assets in fixed
                             income securities.

     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since each Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                             Each of the Portfolios is subject to FOREIGN
                             INVESTMENT RISK.

MONEY MARKET                 May invest in dollar-denominated securities of
                             foreign issuers.

BLACKROCK MONEY MARKET       May invest in dollar-denominated securities of
                             foreign issuers.

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

     BlackRock Money Market may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price due to a limited market for such securities.

     BlackRock Money Market may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.


     Money Market may utilize credit and liquidity enhancements such as letters of credit, guarantees, puts and demand features, and insurances provided by domestic or foreign entities such as banks and other financial institutions. These enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Portfolio to the credit risk of the entity providing the credit or liquidity enhancement. Change in the credit quality of the provider could affect the value of the security and the Portfolio's share price.


     For more information about the risks associated with an investment in BlackRock Money Market, please see BlackRock Money Market's Prospectus.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

     The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Fund's remaining portfolios.

     At a regular meeting held on November 10, 2005, all of the Trustees of the Money Market, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Money Market, and that the interests of existing shareholders of Money Market will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Trustees evaluated extensive information provided by the management of Money Market and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the historical performance of BlackRock Money Market for the five- and ten-year periods ending December 31, 2004 exceeded that of Money Market, and that assuming the reorganization occurs, BlackRock Money Market's total annual operating expenses, before expense waivers, are expected to be less than those of Money Market, also before expense waivers. Therefore, the Trustees believe that the Reorganization is in the best interests of Money Market's shareholders.

     The Trustees considered the relative asset size of each Portfolio, including the benefits of Money Market joining with a larger combined entity. As of September 30, 2005, Money Market's assets were approximately $303 million and BlackRock Money Market's assets were approximately $529 million.

     In addition, the Trustees considered, among other things:

     .    the terms and conditions of the Reorganization;

     . the fact that the Reorganization would not result in the dilution of shareholders' interests;

     . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     . the fact that Money Market and BlackRock Money Market have substantially similar investment objectives and similar principal investment strategies;

     . the fact that the fee waiver for Money Market will be terminated as of April 30, 2006;

     . the fact that Money Market and BlackRock Money Market will bear the expenses of the Reorganization pro rata in accordance with their relative net assets;

     . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

     . the fact that BlackRock Money Market will assume all of the liabilities of Money Market;

     . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

     . alternatives available to shareholders of Money Market, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Trustees of Money Market met with counsel to the Independent Trustees regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Money Market concluded that the proposed Reorganization would be in the best interests of Money Market and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Money Market for approval.

     The Directors of the Fund, including the Independent Directors, have also approved the Plan on behalf of BlackRock Money Market.

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Money Market will be acquired by BlackRock Money Market in exchange for Class A shares of BlackRock Money Market and the assumption by BlackRock Money Market of all of the liabilities of Money Market on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Money Market will endeavor to discharge all of its known liabilities and obligations. Money Market will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Money Market will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional Class A shares of BlackRock Money Market to be received by the Record Holders of Money Market will be determined by multiplying the outstanding shares of Money Market by a factor which shall be computed by dividing the net asset value per share of the shares of Money Market by the net asset value per share of the Class A shares of BlackRock Money Market. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of BlackRock Money Market, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Money Market will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of BlackRock Money Market received by Money Market. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Money Market's Record Holders on BlackRock Money Market's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of BlackRock Money Market due to Money Market's Record Holders. All issued and outstanding shares of Money Market will be canceled. The shares of BlackRock Money Market to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Money Market will be terminated.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Money Market's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Money Market's shareholders, the Plan may be terminated (a) by the mutual agreement of Money Market and BlackRock Money Market; or (b) at or prior to the Closing Date by either party
(1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     If the Reorganization is consummated, Money Market and BlackRock Money Market will pay the expenses of the Reorganization (including the cost of any proxy-soliciting agent pro rata, in accordance with their relative net assets). If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by Money Market, BlackRock Money Market or their shareholders. MetLife or one of its affiliates will pay such expenses.

     If Money Market's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of Money Market. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, BlackRock Money Market and Money Market will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Money Market solely in exchange for shares of BlackRock Money Market and the assumption by BlackRock Money Market of the liabilities of Money Market followed by the distribution of BlackRock Money Market's shares to the Record Holders of Money Market in dissolution and liquidation of Money Market, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and BlackRock Money Market and Money Market will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by BlackRock Money Market upon the receipt of the assets of Money Market solely in exchange for the shares of BlackRock Money Market and the assumption by BlackRock Money Market of the liabilities of Money Market;

     (3) No gain or loss will be recognized by Money Market on the transfer of its assets to BlackRock Money Market in exchange for BlackRock Money Market's shares and the assumption by BlackRock Money Market of the liabilities of Money Market or upon the distribution (whether actual or constructive) of BlackRock Money Market's shares to Money Market's Record Holders in exchange for their shares of Money Market;

     (4) No gain or loss will be recognized by Money Market's Record Holders upon the exchange of their shares of Money Market for shares of BlackRock Money Market in liquidation of Money Market;

     (5) The aggregate tax basis of the shares of BlackRock Money Market received by each Record Holder of Money Market pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Money Market held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of BlackRock Money Market received by each Record Holder of Money Market will include the period during which the shares of Money Market exchanged therefor were held (provided that the shares of Money Market were held as a capital asset on the date of the Reorganization);

     (6) The tax basis of the assets of Money Market acquired by BlackRock Money Market will be the same as the tax basis of such assets to Money Market immediately prior to the Reorganization, and the holding period of such assets in the hands of BlackRock Money Market will include the period during which the assets were held by Money Market; and

     (7) BlackRock Money Market will succeed to and take into account capital loss carryovers, if any, of Money Market described in Section 381(c) of the Code. BlackRock Money Market will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Money Market would recognize a taxable gain or loss equal to the difference between its tax basis in its Money Market shares and the fair market value of the shares of BlackRock Money Market it received.

PRO FORMA CAPITALIZATION

     The following table sets forth the capitalization of Money Market and BlackRock Money Market as of June 30, 2005, and the capitalization of BlackRock Money Market on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.010 Class A shares of BlackRock Money Market for each share of Money Market.

           CAPITALIZATION OF MONEY MARKET, BLACKROCK MONEY MARKET AND
                       BLACKROCK MONEY MARKET (PRO FORMA)*

                                                                              BLACKROCK
                                                                              MONEY MARKET
                                                                              PRO FORMA
                                                                              ---------------
                                             BLACKROCK                        (AFTER
                              MONEY MARKET   MONEY MARKET   ADJUSTMENTS       REORGANIZATION)
                              ------------   ------------   ------------      ---------------
Net Assets

Class A/Undesignated Class    $324,808,169   $439,675,802                     $  764,483,971
Class B                                 --   $251,076,412                     $  251,076,412
Class E                                 --   $  9,351,389                     $    9,351,389
Total Net Assets              $324,808,169   $700,103,603                     $1,024,911,772

Net Asset Value Per Share

Class A/Undesignated Class    $       1.00   $     100.00                     $       100.00
Class B                                 --   $     100.00                     $       100.00
Class E                                 --   $     100.00                     $       100.00

Shares Outstanding

Class A/Undesignated Class     324,808,028      4,396,815   (321,559,904)(a)       7,644,939
Class B                                 --      2,510,779             --(a)        2,510,779
Class E                                 --         93,515             --(a)           93,515

Total Shares Outstanding       324,808,028      7,001,109                         10,249,233

* Reflects merger fee of $61,097.


     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

     All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of BlackRock Money Market are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. BlackRock Money Market may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

     Metropolitan Life Insurance Company ("MetLife") serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including BlackRock Money Market, which are sold at the net asset value of such class without any sales charge. The offering of BlackRock Money Market's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

     BlackRock Money Market is authorized to issue three classes of shares:
Class A, Class B and Class E. Money Market currently offers only one undesignated class of shares. Each Class of BlackRock Money Market has a distribution agreement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of Money Market will receive Class A shares of BlackRock Money Market. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of BlackRock Money Market.

     In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which BlackRock Money Market serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to BlackRock Money Market.

PURCHASE AND REDEMPTION PROCEDURES

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Money Market. No fee is charged by Money Market for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Money Market buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MetLife and its affiliates place orders for the purchase or redemption of shares of BlackRock Money Market based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

     The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund.

DIVIDEND POLICY

     Money Market and BlackRock Money Market declare daily and distribute their dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts monthly, and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and, with respect to Money Market, at the request of the shareholders, these distributions can be made in cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long-term capital gains of BlackRock Money Market, if any, are also declared and distributed once a year and reinvested in the Portfolio. Capital gains for Money Market are also reinvested in additional shares.

     Each Portfolio has qualified, and BlackRock Money Market intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     The operations of the Fund are governed by its Articles of Incorporation and Bylaws, and applicable Maryland law. The operations of Money Market are governed by its Declaration of Trust and By-Laws, and applicable Massachusetts law. As discussed below, certain of the differences between Money Market and the Fund derive from provisions of the Money Market's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and Bylaws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

     As noted above, the Fund is organized as a Maryland corporation, and Money Market is organized as a Massachusetts business trust. The Fund and Money Market are both open-end management investment companies registered with the SEC under the 1940 Act, and the Fund is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of BlackRock Money Market and other mutual funds of various asset classes. The Fund currently offers shares of its portfolios and Money Market currently offers shares primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, variable life insurance policies and in the case of BlackRock Money Market, group annuity contracts issued by certain insurance companies. Although Money Market also has the authority to offer its shares to insurance company separate accounts that serve as investment vehicles for group annuity contracts, it currently does not do so. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, ByLaws, and a Board of Trustees/Directors, and by applicable Massachusetts or Maryland and federal law.

CAPITALIZATION

     The beneficial interests in Money Market are represented by an unlimited number of transferable shares of beneficial interest, with par value of $0.10 per share. The beneficial interests in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust and the Articles of Incorporation of Money Market and the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of Money Market are offered in one class and represent an equal proportionate interest in the Portfolio. Shares of BlackRock Money Market are currently offered in three classes (Class A, Class B and Class E). Shares of the classes of BlackRock Money Market represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of BlackRock Money Market vote separately as to matters, such as changes in fundamental investment restrictions, that affect only its particular Portfolio. Additionally, shareholders of BlackRock Money Market vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only its particular class.

SHAREHOLDER LIABILITY

     Shareholders of Money Market as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of Money Market. However, the Declaration of Trust of Money Market contains an express disclaimer of shareholder liability and requires recitation of such limitation in every note, bond, contract or other undertaking issued by or on behalf of Money Market or the Trustees relating to Money Market. The Declaration of Trust also provides for shareholder indemnification out of the assets of Money Market.

     Under Maryland law, shareholders of BlackRock Money Market have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Neither the Fund on behalf of BlackRock Money Market nor Money Market is required to hold annual meetings of shareholders. However, in the case of Money Market and the Fund, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustees or

Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of Money Market and the Fund, as applicable. Special meetings of Money Market shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, each of the Money Market and the Fund is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor Money Market currently intends to hold regular shareholder meetings. The Bylaws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of Money Market. Like shareholders of Money Market, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

     The Bylaws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to Money Market, holders of a majority of the total number of shares of Money Market then outstanding and entitled to vote at a meeting constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjournment. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For Money Market, when a quorum is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of Money Market may be removed at a meeting of shareholders, duly called, by a vote of a majority of the shares present and entitled to vote on such removal.

     Under the Declaration of Trust/Articles of Incorporation of Money Market and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

     In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including the BlackRock Money Market, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Additionally, in the event of liquidation of the Fund, any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of Money Market, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

     Pursuant to Maryland law and its Bylaws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

     Similarly, to protect the Trustees of Money Market against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser of Money Market, or any act or commission of any other Trustee; and (2) Money Market shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of Money Market. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to Money Market or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Money Market and the Articles of Incorporation of the Fund, their Bylaws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, Bylaws and Massachusetts or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Money Market in connection with a solicitation of voting instructions by the Trustees of Money Market, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 14, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Money Market on or about February 1, 2006.

     The Board of Trustees of Money Market has fixed the close of business on December 30, 2005 as the record date (the "Record Date") for determining the shareholders of Money Market entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Money Market, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Money Market. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Money Market for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Money Market held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Money Market is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance

Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.


     Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Money Market entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of a majority of the total number of shares of Money Market then outstanding and entitled to vote at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Money Market were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of Money Market.

     Voting instructions solicitations will be made primarily by mail, but beginning on or about February 13, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, its affiliates or other representatives of Money Market (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, Money Market's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $18,097) will be paid by Money Market and BlackRock Money Market, pro rata, in accordance with their relative net assets.

     If shareholders of Money Market do not vote to approve the Reorganization, the Trustees of Money Market will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Money Market who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of Money Market to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     Money Market does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Money Market at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Money Market in a reasonable period of time prior to that meeting.

     The votes of the shareholders of BlackRock Money Market are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION


The Record Holders of Money Market at the close of business on December 30, 2005 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Money Market owned as of the Record Date. As of the Record Date, the total number of shares of Money Market outstanding and entitled to vote was 333,418,252.


     As of December 30, 2005, the officers and Trustees/Directors of Money Market and the Fund beneficially owned as a group less than 1% of the outstanding shares of Money Market and BlackRock Money Market, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     On December 30, 2005, to the knowledge of the Trustees and management of Money Market, Citicorp Life Variable Annuity Separate Account, First Citicorp Life Annuity Separate Account, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Variable Life Insurance Separate Account Four, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, The Travelers Variable Life Insurance Separate Account Two, TLAC Separate Account Fourteen for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned of record 100% of the shares of Money Market.



     Each Insurance Company has advised Money Market and the Fund that as of December 30, 2005 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Money Market or BlackRock Money Market, respectively, except as follows:






--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------

                                                        % OF SHARES OF PORTFOLIO    % OF CLASS A SHARES OF PORTFOLIO
NAME AND ADDRESS                       NO. OF SHARES     BEFORE REORGANIZATION           AFTER REORGANIZATION
----------------                       -------------   -------------------------    --------------------------------
FIRST AMERICAN TRUST, FSB
4380 LA JOLLA VILLAGE DRIVE STE 200
San Diego, CA 92122                      51,546,881              15.46%                           6.76%



South CA Edison Corp Exec Grantor Trust
515 South Flower ST STE 2700
Los Angeles, CA 90071                    28,700,778               8.61%                       3.76%


     As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of BlackRock Money Market were owned by separate accounts of MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), and/or General American Life Insurance Company ("General American") (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of Money Market, for the fiscal year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of

KPMG LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Fund relating to BlackRock Money Market, for the year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of BlackRock Money Market will be passed upon by Ropes & Gray LLP.

                             ADDITIONAL INFORMATION


     Money Market and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.


OTHER BUSINESS

     The Trustees of Money Market do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

           THE TRUSTEES OF MONEY MARKET RECOMMEND APPROVAL OF THE PLAN
         AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                             APPROVAL OF THE PLAN.


February 1, 2006